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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2000

                         CALIFORNIA WATER SERVICE GROUP
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13883                 77-0448994
          --------                      -------                 ----------
(State or Other Jurisdiction of   (Commission File No.)       (IRS. Employer
      Incorporation)                                        Identification No.)


               1720 NORTH FIRST STREET SAN JOSE, CALIFORNIA        95112
               --------------------------------------------        -----
       (Address of registrant's principal executive office)       (Zip Code)

                                  408/367-8200
                                  -------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.


         On January 26, 2000, the Board of Directors of California Water Service Group amended the Group's by-laws to add director conflict of interest rules.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The Exhibit Index on page E-1 of this Report is incorporated herein by reference.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date:  January 26, 2000                California Water Service Group


                                    By:   /s/ PETER C. NELSON
                                          ------------------------------------
                                                 PETER C. NELSON
                                          President and Chief Executive Officer


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                                  Exhibit Index



Exhibit                 Description
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
3.1               Amendment to Bylaws of the Registrant, dated January 26, 2000.

3.2               Bylaws of the Registrant, as amended to January 26, 2000.





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